                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                          Proxy Statement Pursuant to
              Section 14(a) of the Securities Exchange Act of 1934

     Filed by Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            MAXUS ENERGY CORPORATION
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                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            MAXUS ENERGY CORPORATION
    PROXY SOLICITATION WITH RESPECT TO ITS $2.50 CUMULATIVE PREFERRED STOCK

                             ---------------------

THE SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY AT WHICH PROXIES ARE EXPECTED TO BE VOTED IS TO BE HELD ON DECEMBER 5, 1997, SUBJECT TO ADJOURNMENT. A SPECIAL CASH DISTRIBUTION WILL BE PAID TO HOLDERS OF THE $2.50 CUMULATIVE PREFERRED STOCK IF THE PROPOSAL IS ADOPTED. A SOLICITING DEALER FEE IS BEING PAID IN RESPECT OF CERTAIN SHARES OF THE $2.50 CUMULATIVE PREFERRED STOCK VOTED "FOR" THE PROPOSAL, SUBJECT TO THE CONDITIONS DESCRIBED BELOW AND IN THE PROXY STATEMENT.

                             ---------------------

                                                                November 5, 1997
To  Brokers, Dealers, Commercial Banks,
     Trust Companies and Other Nominees:

     We have been appointed by Maxus Energy Corporation, a Delaware corporation ("the Company") to act as Soliciting Agent and in connection therewith are enclosing a notice of special meeting, proxy statement and proxy. If the Proposal described in the proxy statement is approved by the Company's preferred stockholders holding two-thirds of its $2.50 Cumulative Preferred Stock ("Preferred Stock") and its common stockholder, a subsidiary of YPF Sociedad Anonima ("YPF"), the Company will make a special cash distribution in the amount of $0.375 per share to holders of record of Preferred Stock as of a date to be specified by the Board of Directors following the Special Meeting, or adjournment thereof, at which the Proposal is adopted.

     We are asking you to contact your clients for whom you hold shares of Preferred Stock registered in your name (or in the name of your nominee) or who hold shares of Preferred Stock registered in their own names. Please bring the solicitation to their attention as promptly as possible. The Company will reimburse you for customary mailing and handling expenses. A form of letter to your clients who are beneficial owners of Preferred Stock is enclosed for your use.

     If the Proposal is approved, the Company will pay to each designated broker or dealer a solicitation fee of $0.3125 per share for each share of Preferred Stock as to which a proxy is granted in favor of the Proposal (and not revoked) by beneficial owners of up to 10,000 shares. A designated broker or dealer is an entity obtaining proxies granted in favor of the Proposal (and not revoked) as set forth in a Notice of Solicited Proxies, a form of which is attached hereto, or in a proxy, who is (i) a broker or dealer in securities, including the Soliciting Agent in its capacity as a broker or dealer, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD") or (ii) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in making solicitations. No solicitation fee shall be payable to a broker or dealer with respect to proxies granted in favor of the Proposal by a holder unless the proxy designates such broker or dealer or a Notice of Solicited Proxies is provided. No solicitation fee shall be payable to the Soliciting Agent in respect of shares registered in the name of the Soliciting Agent unless such shares are held by the Soliciting Agent as nominee and a proxy is being granted in favor of the Proposal (and is not revoked) with respect to such shares by one or more beneficial owners identified on a Notice of Solicited Proxies. No solicitation fee shall be payable to a broker or dealer if such broker or dealer is required for any reason to transfer the amount of such fee to a holder. No solicitation fee shall be payable to the Soliciting Agent with respect to shares held in the Soliciting Agent's own account or shares beneficially owned by the Soliciting Agent. No broker or dealer shall be deemed to be the agent of the Company, the Soliciting Agent or MacKenzie Partners. Inc.

                                            Very Truly Yours,

                                            Credit Suisse First Boston
                                            Corporation

                            MAXUS ENERGY CORPORATION
                          NOTICE OF SOLICITED PROXIES

     List below the number of shares of Maxus Energy Corporation's $2.50 Cumulative Preferred Stock ("Preferred Stock") as to which proxies were granted in favor of the Proposal (and not revoked) by beneficial owners of up to 10,000 shares whose proxy you have solicited in connection with the Special Meeting of Stockholders to be held on December 5, 1997, and any adjournment thereof. All shares of Preferred Stock beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to MacKenzie Partners, Inc. ("MacKenzie"). If the space below is inadequate, list the shares on a separate signed schedule and affix the list to this Notice of Solicited Proxies.

     ALL NOTICES OF SOLICITED PROXIES SHOULD BE RETURNED BY SOLICITING BROKERS AND DEALERS TO MACKENZIE AT 156 FIFTH AVENUE, NEW YORK, NY 10010 ON OR PRIOR TO THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE DATE OF THE SPECIAL MEETING AT WHICH THE PROPOSAL IS ADOPTED (SCHEDULED FOR DECEMBER 5, 1997, UNLESS ADJOURNED TO A LATER DATE). NOTICES MAY BE FAXED TO MACKENZIE AT (212) 675-0918 (CONFIRMATION TELEPHONE NUMBER (212) 929-5500). ALL QUESTIONS CONCERNING THE NOTICE OF SOLICITED PROXIES SHOULD BE DIRECTED TO MACKENZIE AT TELEPHONE NUMBER
(212) 929-5500 OR (800) 322-2885.

     BENEFICIAL OWNERS OF 10,000 SHARES OR LESS OF PREFERRED STOCK

               To be Completed by the Soliciting Broker or Dealer

                                                                                         NUMBER OF SHARE
                                        NAME OF BENEFICIAL OWNER                           VOTED "FOR"
                                        ------------------------                     ------------------------
Beneficial Owner No. 1
                            ------------------------------------------------         ------------------------
Beneficial Owner No. 2
                            ------------------------------------------------         ------------------------
Beneficial Owner No. 3
                            ------------------------------------------------         ------------------------
Beneficial Owner No. 4
                            ------------------------------------------------         ------------------------
Beneficial Owner No. 5
                            ------------------------------------------------         ------------------------

                                                                       Total
                                                                                     ------------------------

(Attach additional tables, if necessary.)

     The undersigned hereby confirms that (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934 as amended, and the applicable rules and regulations thereunder, in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Proxy Statement, (iii) in soliciting proxies, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

Date: -----------------------------------------------

-----------------------------------------------------       -----------------------------------------------------
DTC Participant Name                                        Address

DTC Participant Number: -----------------------------

-----------------------------------------------------       -----------------------------------------------------
Firm Name                                                   City, State, Zip Code

By: -------------------------------------------------
                                                            -----------------------------------------------------
                                                            Area Code and Telephone Number

-----------------------------------------------------
Title

                            MAXUS ENERGY CORPORATION

    PROXY SOLICITATION WITH RESPECT TO ITS $2.50 CUMULATIVE PREFERRED STOCK

                             ---------------------

THE SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY AT WHICH PROXIES ARE EXPECTED TO BE VOTED IS TO BE HELD ON DECEMBER 5, 1997, SUBJECT TO ADJOURNMENT. A SPECIAL CASH DISTRIBUTION WILL BE PAID TO HOLDERS OF THE $2.50 CUMULATIVE PREFERRED STOCK IF THE PROPOSAL IS ADOPTED AT THE SPECIAL MEETING.

                             ---------------------

                                                                November 5, 1997

To Our Clients:

     Enclosed for your consideration is a Proxy Statement (as it may be supplemented from time to time, the "Proxy Statement") and a form of proxy relating to a proposal to be voted on at a Special Meeting of Stockholders of Maxus Energy Corporation, a Delaware corporation (the "Company"), to be held on December 5, 1997. The Company is soliciting (the "Solicitation") proxies (the "Proxies") for a proposal to amend, as described in the Proxy Statement (the "Proposal"), the Company's Restated Certificate of Incorporation to eliminate certain voting rights of holders of the Company's $2.50 Cumulative Preferred Stock ("Preferred Stock").

     IF THE PROPOSAL IS APPROVED BY THE HOLDERS OF TWO-THIRDS OF THE OUTSTANDING PREFERRED STOCK AND ITS COMMON STOCKHOLDER, A SUBSIDIARY OF YPF SOCIEDAD ANONIMA ("YPF"), THE COMPANY WILL MAKE A SPECIAL CASH DISTRIBUTION IN THE AMOUNT OF $0.375 PER SHARE TO HOLDERS OF RECORD OF PREFERRED STOCK AS OF A PAYMENT DATE TO BE SPECIFIED BY THE BOARD OF DIRECTORS OF THE COMPANY. YPF HAS GUARANTEED THE PREFERRED STOCK AS DESCRIBED IN THE PROXY STATEMENT.

     This material relating to the Solicitation is being forwarded to you as the beneficial owner of Preferred Stock carried by us for your account or benefit but not registered in your name. Delivery of the enclosed Proxy authorizing the designated proxies to vote your shares on the Proposal may only be made by us as the registered holder and pursuant to your instructions. Therefore, the Company urges beneficial owners of Preferred Stock registered in the name of a broker, dealer, commercial bank, trust company or other nominee to sign, date and deliver Proxies to such registered holder promptly if they wish to vote in favor of the Proposal.

     Accordingly, we urge that you promptly sign, date and deliver the enclosed Proxy to us, in order for us to authorize the designated proxies to vote shares of Preferred Stock held by us for your account in accordance with your instructions. We urge you to read carefully the Proxy Statement before returning your Proxy to us.

     Your executed Proxy should be forwarded as promptly as possible in order to permit us to authorize the designated proxies to vote shares on your behalf in accordance with your Proxy. The Special Meeting of Stockholders at which a vote will be taken on the Proposal is set for December 5, 1997, unless adjourned to a later date.

     If the Proposal is adopted, the Company will pay to each designated broker or dealer a solicitation fee of $0.3125 per share for each share of Preferred Stock as to which a Proxy is granted in favor of the Proposal (and not revoked) by a beneficial owner of up to 10,000 shares, subject to certain conditions.

     If you wish, you can designate an individual as your broker or dealer by completing the information on the reverse of the enclosed Proxy and naming your individual representative or broker. If you have any questions, please do not hesitate to contact your individual representative or broker.

       MAXUS ENERGY SETS SPECIAL STOCKHOLDER MEETING FOR DECEMBER 5, 1997

     Dallas, Nov. 5, 1997 -- Maxus Energy Corporation ("Maxus") (NYSE:MXSPRa.N), a subsidiary of the Argentine oil company YPF Sociedad Anonima
("YPF") (NYSE:YPF), announced today that its previously announced special stockholders meeting originally scheduled for November 25, 1997 to seek approval of an amendment to the voting rights of holders of Maxus' $2.50 Cumulative Preferred Stock (the "Preferred Stock") has been rescheduled for December 5, 1997. If the proposed amendment is adopted, the consent of the holders of the Preferred Stock would no longer be required for Maxus to sell, lease or convey all or substantially all of its property or assets for fair value as determined by Maxus' board of directors. The record date for such meeting remains the close of business on October 27, 1997. Proxy materials, including the proxy statement dated November 5, 1997 (the "Proxy Statement") and the accompanying proxy, are expected to be mailed to Maxus stockholders today. The proposed amendment is described in more detail in the Proxy Statement.

     If the proposed amendment is adopted, then promptly following such action Maxus intends to declare a special distribution of $0.375 per share on all shares of Preferred Stock issued and outstanding on a record date to be specified by Maxus following such adoption payable in cash on a payment date to be specified by Maxus. In addition, if the proposed amendment is adopted, Maxus will pay to each designated soliciting broker or dealer a solicitation fee of $0.3125 per share for each share of Preferred Stock as to which a proxy is granted in favor of the proposed amendment (and not revoked) by beneficial owners of up to 10,000 shares, subject to certain other conditions.

     Credit Suisse First Boston Corporation (telephone no.: 800-820-1653) will act as soliciting agent in connection with the proxy solicitation. Copies of proxy materials can be obtained from MacKenzie Partners, Inc. (telephone no.:
800-322-2885).